[Picture: Two (2) rowers]

THE COLONIAL FUND Semiannual report

April 30, 1999


--------------------------------
Not FDIC       May Lose Value
Insured        No Bank Guarantee
--------------------------------

--------------------------------------------------------------------------------

                          THE COLONIAL FUND HIGHLIGHTS

                        NOVEMBER 1, 1998 - APRIL 30, 1999

Investment Objective: The Colonial Fund primarily seeks income and capital growth and, secondarily, capital preservation.

The Fund is Designed to Offer:

[checkmark] Long-term investment returns
[checkmark] Reasonable protection in down markets and broad diversification [checkmark] Quarterly dividend income

Portfolio Management Commentary: "U.S. equity markets showed continued strength during the period. However, performance in the bond market was held back by rising long-term interest rates. Growth stocks remained in favor until late in the period, when value-oriented cyclical stocks surged amid a general broadening of the stock market. We made some adjustments to the portfolio and believe it is well positioned in this favorable economy."

                                             -- John Lennon and Leslie Finnemore

                         The Colonial Fund Performance

                                            Class A(1)  Class B  Class C   Class Z

Inception dates                               4/30/82   5/5/92    8/1/97   7/31/95
----------------------------------------------------------------------------------
Six-month distributions declared per share     $0.553   $0.513    $0.514    $0.565
----------------------------------------------------------------------------------
Six-month total returns, assuming               9.44%    8.95%     9.07%     9.57%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
----------------------------------------------------------------------------------
Net asset values per share on 4/30/99         $10.78    $10.75    $10.75   $10.79


Top Five Equity Holdings(2)
(as of 4/30/99)
---------------------------------------
1. Bristol-Myers Squibb Co. ...... 1.6%
2. Merrill Lynch & Co. ........... 1.6%
3. Cigna Corp. ................... 1.5%
4. Merck & Co., Inc. ............. 1.4%
5. Textron Inc. .................. 1.4%


Top Five Equity Sectors(2,3)
(as of 4/30/99)
---------------------------------------
1. Financials ................... 13.8%
2. Consumer Cyclicals ........... 11.9%
3. Technology ................... 10.4%
4. Health Care ..................  7.8%
5. Capital Goods ................  6.1%


(1)Date Fund adopted current investment objective.

(2)Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

(3)Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

[Picture: Stephen E. Gibson]

The six-month period ended April 30, 1999, was characterized by an improving global economy and continued economic strength in the U.S. Retail sales surpassed expectations, the housing market was vibrant, consumer demand was high and job growth was strong. The solid U.S. economy, combined with continued low inflation, produced strong returns in the equity markets.

In the U.S. bond market, short-term interest rates increased, as investors anticipated the Federal Reserve Board's move to a tightening bias. Intermediate and long-term rates, which are tracked by the 5- and 30-year Treasury yields, jumped higher, reflecting increasing concerns about the sustainability of the economy's growth without a rise in inflation. The rise in interest rates dampened the overall performance of the fixed-income market.

The Colonial Fund is a "balanced" fund, in which investments are allocated across two primary asset classes -- stocks and bonds. This diversification strategy can provide growth potential with reduced risk. The following report will provide you with more detailed information about the Fund, its performance and the types of investments it has made. Thank you for choosing The Colonial Fund for your investment portfolio and for giving us the opportunity to serve your investment needs.

Respectfully,

[Graphic: Stephen E. Gibson signature]

Stephen E. Gibson
President
June 9, 1999


Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

John Lennon is a senior vice president of Colonial Management Associates, Inc.
(CMA). Leslie Finnemore, a senior vice president of CMA, manages the fixed-income portion of the Fund. The following is a discussion of the Fund's performance for the six-month period ended April 30, 1999.

Shift in stock market leadership during the period

In an environment of strong economic growth and low inflation, the U.S. stock market continued to perform well. Worldwide economic developments were partially responsible for a shift in market leadership during the past six months. In the first half of the period, the market's gain continued to be driven by a narrow list of large-capitalization growth stocks. In the latter half of the period, investors began to focus their attention on the values available in the broader stock market -- particularly mid-cap and cyclical stocks. This shift occurred partially as a response to improving global economic conditions -- principally in the Far East -- and stronger-than-expected U.S. economic growth for the first quarter of 1999. In addition, oil prices rebounded sharply in March and April, thereby improving the outlook for energy companies. Value-oriented sectors that performed well included energy, basic materials and consumer cyclicals. While we are encouraged by the development of broader participation in the market's gain, it is still too early to predict how long this trend will last.

Adjustments made to the portfolio

For the six months ended April 30, 1999, the Fund's Class A shares had a total return of 9.44%, based on net asset value. By comparison, the total returns for the major stock market indexes were: 22.31% for the large-cap S&P 500 Index; 18.86% for the mid-cap S&P 400 Index; and 9.03% for the small-cap S&P 600 Index. On the fixed-income side, the total return for the Salomon Brothers Broad Investment-Grade Bond Index was 0.73% for the six-month period.(1)

During the period, we made some modifications to the portfolio to help position it for changing market and economic conditions. First, while the Fund has had a mid-cap bias in recent years, we have been increasing its exposure to large-cap stocks to represent a broader range of capitalization in the portfolio. Second, given the improved performance of some overseas markets and the relative attractiveness of the domestic market, we took advantage of rising prices to reduce the exposure to foreign stocks from 11.2% of the Fund to 5.5% at period end. This reduction came primarily from Europe in the utilities and financial sectors.

Changes made in Fund's technology holdings

While some of our computer hardware holdings performed well -- in particular, Sun Microsystems (0.5% of total net assets) -- others, such as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Compaq, underperformed. We used this period of strength for Sun to pare back our position, which had become quite large, and we eliminated our Compaq holdings due to an uncertain outlook for the company.

To shore up the Fund's technology sector, we initiated positions in several large technology stocks, such as International Business Machines (1.2% of total net assets), Texas Instruments (1.2%) and Applied Materials (0.6%). IBM is in a strong position as a solutions provider for centralized computing architecture, a business that is being driven by the growth of the Internet. Texas Instruments, a semiconductor manufacturer, has growth potential for its products due to the surging demand for communications equipment. Finally, Applied Materials, a semiconductor equipment manufacturer, may benefit from longer-term needs for its products as the demand for semiconductors in the U.S. improves and the Asian economies strengthen.

Mixed environment for bonds

This has been a mixed environment for the bond portion of the Fund. On the one hand, U.S. interest rates are among the highest in the developed world, so our holdings are relatively attractive compared to other global bond markets. On the other hand, the upward climb in long-term interest rates in the past six months has held back performance. Going forward, we believe the Fund's bond component is well positioned, given an environment of continued economic growth with low inflation and stable interest rates. In particular, our overweighting in mortgage-backed securities should benefit the bond portfolio since these assets are of high quality and offer relative value within the fixed-income market. The asset-backed sector has become an increasingly important component of the portfolio. We increased the weighting in that area because of its attractive total return potential.

Economic outlook: maintaining vigilance on inflation

While we are optimistic about the outlook for the U.S. economy for the remainder of this year, we are maintaining a vigilant posture. The possibility of a worldwide rise in economic growth, combined with an increasingly tight U.S. labor market, has implications for inflation -- and therefore, for interest rates. U.S. short-term interest rates, which have thus far benefited from near-deflationary conditions worldwide and high domestic productivity, could be nudged higher in response to an increase in inflation. If this occurs, it would have a slowing effect on the U.S. economy.


(1)The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely-held, large-capitalization U.S. stocks. The Standard & Poor's 400 Index is an unmanaged index that tracks the performance of 400 middle-capitalization U.S. stocks. The Standard & Poor's 600 Index is an unmanaged index that tracks the performance of 600 small-capitalization U.S. stocks. The Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged index that tracks the performance of U.S. corporate investment-grade bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          Average Annual Total Returns
                                  As of 4/30/99

------------------------------------------------------------------------------------
             Class A Shares      Class B Shares     Class C Shares    Class Z Shares
Inception       4/30/82(1)          5/5/92              8/1/97            7/31/95
              NAV      POP      NAV      w/CDSC       NAV     w/CDSC       NAV
------------------------------------------------------------------------------------
1 year        5.34%   (0.71)%   4.45%    (0.48)%       4.50%   3.51%        5.59%
------------------------------------------------------------------------------------
5 years      16.70    15.33    15.78     15.56        16.40   16.40        16.97
------------------------------------------------------------------------------------
10 years     13.44    12.77    12.84     12.84        13.29   13.29        13.57


(1)Date Fund adopted current investment objective.

   Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

   Class B, Class C and Class Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of Class B and Class C shares would have been lower.


--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 64.8%                          COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------
CONSTRUCTION - 0.7%
 Building Construction
 Centex Corp.                                               172    $  6,296
 Koninklijke Volker Stevin CVA                  Ne          297       5,891
                                                                 -----------
                                                                     12,187
                                                                 -----------

 ............................................................................
FINANCE, INSURANCE & REAL ESTATE - 13.8%
 Depository Institutions - 4.2%
 Bank of Montreal                               Ca          260      10,842
 Canadian Imperial Bank                         Ca          547      14,059
 Citigroup, Inc.                                            269      20,216
 First Union Corp.                                           67       3,703
 Greenpoint Financial Corp.                                 115       4,018
 National Australia Bank Ltd.                   Au        1,000      19,466
                                                                 -----------
                                                                     72,304
                                                                 -----------

 Holding Companies - 1.0%
 Fortis Amev NV                                 Ne          493      17,586
                                                                 -----------

 Insurance Carriers - 3.9%
 Allstate Corp.                                             463      16,842
 American International Group, Inc.                         151      17,682
 CIGNA Corp.                                                300      26,156
 Old Republic International Corp.                           293       5,726
 St. Paul Cos., Inc.                                        100       2,869
                                                                 -----------
                                                                     69,275
                                                                 -----------

 Nondepository Credit Institutions - 0.6%
 Associates First Capital Corp.                              97       4,297
 Metris Companies, Inc.                                      96       5,838
                                                                 -----------
                                                                     10,135
                                                                 -----------

 Security Brokers & Dealers - 4.1%
 A.G. Edwards, Inc.                                         596      20,860
 Bear Stearns Cos, Inc.                                      94       4,380
 Merrill Lynch & Co., Inc.                                  335      28,119
 Paine Webber Group, Inc.                                   366      17,193
                                                                 -----------
                                                                     70,552
                                                                 -----------

 ............................................................................
MANUFACTURING - 30.6%
 Apparel - 0.4%
 VF Corp.                                                   125       6,438
                                                                 -----------

 Chemicals & Allied Products - 6.4%
 Allergan, Inc.                                              79       7,118
 Bristol-Myers Squibb Co.                                   450      28,603

                       Investment Portfolio/April 30, 1999

----------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------
MANUFACTURING  - CONT.
 Chemicals & Allied Products - Cont.
 Eli Lilly & Co.                                            185   $  13,621
 Johnson & Johnson                                           71       6,922
 Merck & Co., Inc.                                          355      24,939
 Pfizer, Inc.                                                64       7,410
 Pharmacia & Upjohn, Inc.                                   190      10,640
 Warner-Lambert Co.                                         165      11,210
                                                                 -----------
                                                                    110,463
                                                                 -----------

 Communications Equipment - 1.4%
 Lucent Technologies, Inc..                                 145       8,718
 Motorola, Inc.                                             195      15,624
                                                                 -----------
                                                                     24,342
                                                                 -----------

 Electronic Components - 1.2%
 Texas Instruments, Inc.                                    200      20,425
                                                                 -----------

 Fabricated Metal - 0.3%
 Danaher Corp.                                               74       4,910
                                                                 -----------

 Food & Kindred Products - 1.8%
 Anheuser Busch Cos., Inc.                                  147      10,749
 Heinz (H.J.) Co.                                           218      10,178
 Interstate Bakeries Corp.                                  264       5,876
 Philip Morris Cos., Inc.                                   150       5,259
                                                                 -----------
                                                                     32,062
                                                                 -----------

 Furniture & Fixtures - 0.9%
 Herman Miller, Inc.                                        200       3,987
 Masco Corp.                                                420      12,337
                                                                 -----------
                                                                     16,324
                                                                 -----------

 Household Appliances - 0.6%
 Maytag Corp.                                               150      10,256
                                                                 -----------

 Machinery & Computer Equipment - 6.6%
 Apple Computer, Inc.                                       214       9,858
 Applied Materials, Inc.                                    200      10,725
 Black & Decker Corp.                                       146       8,274
 Caterpillar, Inc.                                          210      13,519
 Cisco Systems, Inc.                                         77       8,783
 EMC Corp.                                                   61       6,645
 International Business Machines Corp.                      100      20,918
 Lexmark International Group, Inc. (a)                       25       3,087
 Sun Microsystems, Inc. (a)                                 150       8,972
 Tyco International Ltd.                                     70       5,687
 Unisys Corp. (a)                                           390      12,261

                       Investment Portfolio/April 30, 1999
----------------------------------------------------------------------------

 Varco International, Inc. (a)                              480    $  5,430
 Western Digital Corp. (a)                                   70         556
                                                                 -----------
                                                                    114,715
                                                                 -----------

 Measuring & Analyzing Instruments - 1.1%
 Biomet, Inc.                                                55       2,255
 Eastman Kodak Co.                                          165      12,313
 Tektronix, Inc.                                            179       4,347
                                                                 -----------
                                                                     18,915
                                                                 -----------

 Petroleum Refining - 2.7%
 British Petroleum Co. PLC, ADR                 UK           76       8,609
 Exxon Corp.                                                174      14,453
 Mobil Corp.                                                107      11,250
 Phillips Petroleum Co.                                     235      11,902
                                                                 -----------
                                                                     46,214
                                                                 -----------

 Primary Smelting - 0.7%
 Phelps Dodge Corp.                                         191      12,062
                                                                 -----------

 Printing & Publishing - 0.5%
 Harte-Hanks Communication                                  173       4,373
 Meredith Corp.                                             123       4,524
                                                                 -----------
                                                                      8,897
                                                                 -----------

 Rubber & Plastic - 1.0%
 Goodyear Tire & Rubber Co.                                 100       5,707
 Premark International Inc.                                 215       7,915
 Wynn's International, Inc.                                 200       3,350
                                                                 -----------
                                                                     16,972
                                                                 -----------

 Tobacco Products - 0.2%
 Gallaher Group PLC, ADR                        UK          190       4,299
                                                                 -----------

 Transportation Equipment - 4.8%
 AlliedSignal, Inc.                                         250      14,687
 Cordant Technologies, Inc.                                 142       6,550
 Ford Motor Co.                                             185      11,828
 General Dynamics Corp.                                     210      14,752
 General Motors Corp.                                       115      10,228
 Textron, Inc.                                              270      24,874
 Toyota Motor Corp. ADR                         Ja           27       1,546
                                                                 -----------
                                                                     84,465
                                                                 -----------

 ............................................................................
MINING & ENERGY - 1.2%
 Oil & Gas Extraction
 Enron Corp.                                                200      15,050
 Schlumberger Ltd.                                           90       5,749
                                                                 -----------
                                                                     20,799
                                                                 -----------

                       Investment Portfolio/April 30, 1999

----------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------
RETAIL TRADE - 6.6%
 Food Stores - 0.9%
 Albertson's, Inc.                                          135    $  6,953
 Kroger Corp. (a)                                           163       8,853
                                                                 -----------
                                                                     15,806
                                                                 -----------

 General Merchandise Stores - 2.8%
 Dayton Hudson Corp.                                        160      10,770
 Family Dollar Stores, Inc.                                 450      10,856
 Kmart Corp.                                                715      10,636
 Sears, Roebuck & Co.                                       340      15,640
                                                                 -----------
                                                                     47,902
                                                                 -----------

 Home Furnishings & Equipment - 1.3%
 Best Buy Co., Inc.                                         110       5,252
 Pier 1 Imports, Inc.                                       381       2,808
 Tandy Corp.                                                200      14,487
                                                                 -----------
                                                                     22,547
                                                                 -----------

 Miscellaneous Retail - 1.1%
 Office Depot, Inc. (a)                                     750      16,500
 Rite Aid Corp.                                             130       3,031
                                                                 -----------
                                                                     19,531
                                                                 -----------

 Restaurants - 0.5%
 Brinker International, Inc. (a)                            300       8,288
                                                                 -----------

 ............................................................................
SERVICES - 5.0%
 Business Services - 1.0%
 Omnicom Group, Inc.                                        251      18,183
                                                                 -----------

 Computer Related Services - 0.5%
 Teradyne, Inc.                                             200       9,438
                                                                 -----------

 Computer Software - 1.3%
 BMC Software, Inc. (a)                                     215       9,258
 J.D. Edwards & Co.                                          80       1,075
 Microsoft Corp.                                             80       6,505
 Sterling Software, Inc. (a)                                250       5,172
                                                                 -----------
                                                                     22,010
                                                                 -----------

 Engineering, Accounting, Research & Management - 0.9%
 Dun & Bradstreet Corp.                                     163       5,990
 EG&G, Inc.                                                 200       6,250
 International-Muller NV                        Ne          146       3,237
                                                                 -----------
                                                                     15,477
                                                                 -----------

 Health Services - 1.3%
 Healthsouth Rehabilitation Corp. (a)                       880      11,825
 Lincare Holdings, Inc. (a)                                 226       6,689

                       Investment Portfolio/April 30, 1999
----------------------------------------------------------------------------

 Universal Health Services, Inc., Class B (a)                83    $  4,301
                                                                 -----------
                                                                     22,815
                                                                 -----------

 ............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 5.9%
 Air Transportation - 1.4%
 AMR Corp. (a)                                              150      10,472
 Delta Air Lines, Inc.                                      210      13,322
                                                                 -----------
                                                                     23,794
                                                                 -----------

 Electric Services - 2.1%
 Edison International                                       300       7,350
 Entergy Corp.                                              313       9,794
 Texas Utilities Co.                                        300      11,925
 Unicom Corp.                                               220       8,539
                                                                 -----------
                                                                     37,608
                                                                 -----------

 Telecommunication - 2.4%
 AT&T Corp.                                                 285      14,392
 Bell Atlantic Corp.                                        100       5,763
 GTE Corp.                                                  170      11,379
 MCI WorldCom, Inc.                                         120       9,863
                                                                 -----------
                                                                     41,397
                                                                 -----------

 ............................................................................
WHOLESALE TRADE - 1.0%
 Durable Goods - 0.6%
 Beers NV                                       Ne          213      10,171
                                                                 -----------

 Nondurable Goods - 0.4%
 Bergen Brunswig Corp., Class A                             353       6,707
                                                                 -----------

 TOTAL COMMON STOCKS (cost of $770,442)                           1,126,271
                                                                 -----------

BONDS & NOTES - 33.1%                                     PAR
----------------------------------------------------------------------------
US GOVERNMENT & AGENCY OBLIGATIONS - 25.6%
 Government Agencies - 17.1%
                     MATURITIES
    COUPON            FROM/TO
 --------------     ------------
 Federal Home Loan Mortgage Corp.,
    6.000%           2009-2026  (b)                   $  44,877      44,482
                                                                 -----------
 Federal National Mortgage Association:
    6.000%           2008-2029                           45,707      45,279
    6.500%           2008-2023                           90,758      90,894
    7.000%             2009                              30,004      30,651
                                                                 -----------
                                                                    166,824
                                                                 -----------
 Government National Mortgage Association:
    6.500%           2024-2028                           42,450      42,213
    7.000%           2023-2024                           43,220      43,937
                                                                 -----------
                                                                     86,150
                                                                 -----------

                       Investment Portfolio/April 30, 1999

------------------------------------------------------------------------------------
BONDS & NOTES - CONT.                                                PAR      VALUE
------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY OBLIGATIONS - CONT.
   Government Obligations - 8.5%
   U.S. Treasury Bond:
                        6.125%        11/15/2027              $   3,828    $  3,963
                        7.875%         2/15/2021                 28,550      35,290
                        9.875%        11/15/2015 (c)             32,760      46,432
                                                                         -----------
                                                                             85,685
                                                                         -----------

   U.S. Treasury Note:
                        5.625%         5/15/2008                 26,076      26,467
                        6.125%        12/21/2001                 17,000      17,406
                        6.375%         5/15/2002                 14,981      15,503
                        7.875%         11/4/2004                  1,741       1,951
                                                                         -----------
                                                                             61,327
                                                                         -----------

   TOTAL U.S. GOVERNMENT & AGENCY
     OBLIGATIONS (cost of $441,266)                                         444,468
                                                                         -----------

 ....................................................................................
NON-AGENCY MORTGAGE BACKED & ASSET
BACKED SECURITIES - 3.5%
   Non-Agency Mortgage Backed - 2.1%
   Aames Mortgage Trust,
                        7.870%        9/15/2025                   2,145       2,215
   Countrywide Home Loans,
                        6.500%        12/25/2028                  1,990       1,901
   GE Capital Mtg. Services, Inc.,
                        6.250%        1/25/2029                   1,404       1,230
   Headlands Mortgage Securities, Inc:
                        6.500%        11/25/2028                  2,713       2,544
                        7.000%         2/25/2028                  3,330       3,303
   Norwest Asset Securities Corp:
                        6.250%         1/15/2029                  3,591       3,140
                        6.500%         1/25/2029                  1,794       1,604
   Provident Bank Home Equity Loan,
                        7.600%        10/25/2012                  2,943       3,016
   PNC Mortgage Securities Corp.,
                        7.000%         3/25/2028                  3,461       3,390
   Residential Accredit Loans, Inc.,
                        6.500%         3/25/2029                  3,113       2,954
                        7.000%        10/25/2012                  4,098       4,171
                        7.250%        12/25/2027                  4,365       4,362
   Residential Funding Mortgage Sec. 1,
                        6.500%         4/25/2013                  2,980       2,913
                                                                         -----------
                                                                             36,743
                                                                         -----------

                       Investment Portfolio/April 30, 1999
--------------------------------------------------------------------------------

   Asset Backed Securities - 1.4%
   Delta Funding Home Equity Loan Trust:
                        6.750%         3/15/2028                $   450    $    395
                        8.010%        10/25/2027                  5,000       5,198
   Greentree,
                        7.700%         9/15/2026                  4,155       4,132
   Sears Credit Account Trust,
                        6.000%         8/15/2005                  3,000       3,005
   Team Fleet Financing Corp.,
                        7.350%         5/15/2003                  1,600       1,643
   UCFC Home Equity Loan Corp:
                        7.975%         2/15/2022                  4,500       4,676
                        8.030%         8/10/2025                  5,152       5,282
                                                                         -----------
                                                                             24,331
                                                                         -----------

   TOTAL NON-AGENCY MORTGAGE BACKED & ASSET
      BACKED SECURITIES (cost of $61,679)                                    61,074
                                                                         -----------

CORPORATE FIXED INCOME BONDS & NOTES - 4.0%
------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.4%
   Depository Institutions - 0.7%
   Bank One Texas,
                      6.250%    02/15/08                          1,000         988
   Comerica Bank,
                      7.875%    09/15/26                          1,000       1,094
   Fleet Financial Group, Inc.,
                      6.700%    07/15/28                          1,000         961
   KeyBank,
                      7.125%    08/15/06                          2,000       2,075
   NationsBank Corp.,
                      6.875%    02/15/05                          2,000       2,069
   Norwest Corp.,
                      6.650%    10/15/23                          1,000         962
   PNC Funding Corp.,
                      6.875%    07/15/07                          1,000       1,026
   Signet Bank,
                      7.800%    09/15/06                          2,000       2,164
   Wachovia Corp.,
                      6.250%    08/04/08                          1,000         992
                                                                         -----------
                                                                             12,331
                                                                         -----------

   Insurance Agents & Brokers - 0.1%
   GE Global Insurance Holdings Corp.,
                      7.000%    02/15/26                          1,000       1,025
                                                                         -----------

   Insurance Carriers - 0.1%
   Metropolitan Life Insurance Co.,
                      6.300%    11/01/03                          2,000       2,006
                                                                         -----------

                       Investment Portfolio/April 30, 1999
----------------------------------------------------------------------------

BONDS & NOTES - CONT.                                        PAR      VALUE
----------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.
----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - CONT.
 Nondepository Credit Insurance - 0.3%
 Associates Corp. of North America,
                    6.875%    11/15/08                $   1,000    $  1,031
 General Motors Acceptance Corp.,
                    6.125%    01/22/08                    2,000       1,961
 Household Finance Corp:
                    6.400%    06/17/08                    1,000         987
                    7.625%    01/15/03                    1,000       1,048
                                                                 -----------
                                                                      5,027
                                                                 -----------

 Security Brokers & Dealers - 0.2%
 Bear Stearns Co., Inc.,
                    6.500%    08/01/02                    1,000       1,009
 Merrill Lynch & Co., Inc.,
                    6.000%    02/12/03                    1,000       1,001
 Morgan Stanley, Dean Witter, Discover and Co.,
                    8.100%    06/24/02                    1,000       1,063
 Salomon, Inc.,
                    7.300%    05/15/02                    1,000       1,035
                                                                 -----------
                                                                      4,108
                                                                 -----------

 .............................................................................
MANUFACTURING - 0.6%
 Chemicals & Allied Products - 0.1%
 Dow Chemical,
                    7.375%    03/01/23                    1,000       1,018
                                                                 -----------

 Fabricated Metal - 0.1%
 Masco Corp.,
                    6.625%    04/15/18                    1,000         957
                                                                 -----------

 Food & Kindred Products - 0.1%
 Archer Daniels Midland Co.,
                    6.750%    12/15/27                    1,000         988
 Coca-Cola Enterprises, Inc.,
                    6.950%    11/15/26                    1,000       1,003
                                                                 -----------
                                                                      1,991
                                                                 -----------

 Miscellaneous Manufacturing - 0.1%
 Raytheon Co.,
                    6.750%    08/15/07                    2,000       2,040
                                                                 -----------

 Transportation Equipment - 0.1%
 Ford Motor Co.,
                    7.125%    11/15/25                    2,000       2,024
                                                                 -----------

                       Investment Portfolio/April 30, 1999
----------------------------------------------------------------------------

 Petroleum Refining - 0.1%
 Enron Corp.,
                    6.750%    07/01/05                  $ 1,000    $  1,009
 Phillips Petroleum Co.,
                    6.650%    07/15/18                    1,000         965
                                                                 -----------
                                                                      1,974
                                                                 -----------

 ............................................................................
RETAIL TRADE - 0.2%
 General Merchandise Stores - 0.1%
 Dillard Department Stores, Inc.,
                    6.625%    01/15/18                    1,000         916
 Sears, Roebuck & Co. Acceptance Corp.,
                    6.750%    01/15/28                    1,000         943
                                                                 -----------
                                                                      1,859
                                                                 -----------

 Miscellaneous Retail - 0.1%
 Dayton Hudson Corp.,
                    7.250%    09/01/04                    2,000       2,106
                                                                 -----------

 ............................................................................
SERVICES - 0.3%
 Business Services
 Federal Express Corp.,
                    7.500%    01/15/18                    4,377       4,733
                                                                 -----------

 ............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC GAS & SANITARY SERVICES - 1.5%
 Air Transportation - 0.1%
 Lockheed Martin Corp.,
                    7.250%    05/15/06                    2,000       2,073
                                                                 -----------

 Broadcasting - 0.1%
 News America Holdings, Inc.,
                    7.375%    10/17/08                    2,000       2,101
                                                                 -----------

 Cable - 0.3%
 Comacast Cable Communications, Inc.,
                    8.375%    05/01/07                    1,000       1,111
 Continental Cablevision, Inc.,
                    8.875%    09/15/05                    2,000       2,258
 TCI Communications, Inc.,
                    8.650%    09/15/04                    2,000       2,229
                                                                 -----------
                                                                      5,598
                                                                 -----------

 Communications - 0.1%
 U.S. West Capital Funding, Inc.,
                    6.375%    07/15/08                    1,000       1,001
                                                                 -----------

                       Investment Portfolio/April 30, 1999
----------------------------------------------------------------------------

BONDS & NOTES - CONT.                                        PAR      VALUE
----------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.
----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
 GAS & SANITARY SERVICES - CONT.
 Electric Services - 0.4%
 Arizona Public Service Co.,
                    6.250%    01/15/05                 $  1,000    $  1,001
 Carolina Power & Light Co.,
                    6.800%    08/15/07                    2,000       2,074
 Florida Power & Light Co.,
                    6.000%    06/01/08                    1,000         990
 Houston Lighting & Power Co.,
                    6.500%    04/21/03                    2,000       2,040
 Public Service Co. of Colorado,
                    7.125%    06/01/06                    1,000       1,051
                                                                 -----------
                                                                      7,156
                                                                 -----------

 Gas Services - 0.1%
 Sonat, Inc.,
                    6.875%    06/01/05                    1,000       1,013
                                                                 -----------

 Railroad - 0.1%
 Norfolk Southern Corp.,
                    7.800%    05/15/27                    1,000       1,096
                                                                 -----------

 Telecommunications - 0.3%
 BellSouth Telecommunications, Inc.,
                    6.375%    06/01/28                    1,000         953
 GTE Corp.,
                    6.840%    04/15/18                    2,000       1,993
 Pacific Bell,
                    6.875%    08/15/06                    2,000       2,069
 WorldCom, Inc.,
                    6.950%    08/15/28                    1,000         992
                                                                 -----------
                                                                      6,007
                                                                 -----------
 TOTAL CORPORATE FIXED INCOME
    BONDS & NOTES (cost of $70,065)                                  69,244
                                                                 -----------

 TOTAL BONDS & NOTES (cost of $573,010)                             574,786
                                                                 -----------

 TOTAL INVESTMENTS - 97.9% (cost of $1,343,452) (d)               1,701,057
                                                                 -----------

                            Investment Portfolio/April 30, 1999
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.8%
--------------------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago
   Corp., dated 04/30/99, due 05/03/99 at 4.870%,
   collateralized by U.S. Treasury bonds and notes
   with various maturities to 2015, market value
   $49,361, (repurchase proceeds $48,456)                        $ 48,435  $    48,435
                                                                           -----------

OTHER ASSETS & LIABILITIES, NET - (0.7)%                                       (12,326)
--------------------------------------------------------------------------------------

   NET ASSETS - 100%                                                       $ 1,737,166
                                                                           ===========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) This security, or a portion thereof, with a total market value of $46,432 is being used to collateralize the delayed delivery purchase indicated in note
    (b) above.
(d) Cost for federal income tax purposes is $1,343,972.

Summary of Securities
by Country                                       Country         Value
--------------------------------------------------------------------------------------
United States                                                  $1,605,351       94.4%
Netherlands                                      Ne                36,885        2.2%
Canada                                           Ca                24,901        1.5%
Australia                                        Au                19,466        1.1%
United Kingdom                                   UK                12,908        0.7%
Japan                                            Ja                 1,546        0.1%
                                                            --------------------------
                                                               $1,701,057      100.0%
                                                            --------------------------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

   Acronym                                                   Name
-------------                                            --------------
    ADR                                            American Depositary Receipt




See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1999 (UNAUDITED)
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $1,343,452)                         $ 1,701,057
Short-term obligations                                              48,435
                                                              -------------
                                                                 1,749,492

Receivable for:
  Investments sold                                  15,461
  Interest                                           6,666
  Fund shares sold                                   1,647
  Dividends                                          1,450
  Foreign tax reclaims                                 266
Other                                                  184          25,674
                                               ------------   -------------
    Total Assets                                                 1,775,166

LIABILITIES
Payable for:
  Investments purchased                             35,477
  Fund shares repurchased                            2,469
Accrued:
  Deferred Trustees fees                                18
Other                                                   36
                                               ------------
    Total Liabilities                                               38,000
                                                              -------------

NET ASSETS                                                     $ 1,737,166
                                                              =============

Net asset value & redemption price per share -
Class A ($980,938/91,019)                                           $10.78 (a)
                                                              =============
Maximum offering price per share - Class A
($10.78/0.9425)                                                     $11.44 (b)
                                                              =============
Net asset value & offering price per share -
Class B ($725,852/67,499)                                           $10.75 (a)
                                                              =============
Net asset value & offering price per share -
Class C ($8,216/764)                                                $10.75 (a)
                                                              =============
Net asset value, offering and redemption price
per share - Class Z ($22,160/2,055)                                 $10.79
                                                              =============
COMPOSITION OF NET ASSETS
Capital paid in                                                $ 1,231,132
Overdistributed net investment income                                 (445)
Accumulated net realized gain                                      148,924
Net unrealized appreciation (depreciation) on:
  Investments                                                      357,605
  Foreign currency transactions                                        (50)
                                                              -------------
                                                               $ 1,737,166
                                                              =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999

(in thousands)

INVESTMENT INCOME
Dividends                                                        $   7,514
Interest                                                            19,433
                                                              -------------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $245)                                              26,947

EXPENSES
Management fee                                     $ 4,527
Service fee - Class A, B, C                          2,056
Distribution fee - Class B                           2,634
Distribution fee - Class C                              26
Transfer agent                                       2,358
Bookkeeping fee                                        269
Custodian fee                                           43
Registration fee                                        40
Trustees fee                                            32
Audit fee                                               20
Reports to shareholders                                 21
Legal fee                                                5
Other                                                   99          12,130
                                               ------------   -------------
       Net Investment Income                                        14,817
                                                              -------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                        149,423
Foreign currency transactions                          (58)
                                               ------------
    Net Realized Gain                                              149,365
Change in net unrealized depreciation during
the period on:
Investments                                        (14,885)
Foreign currency transactions                          (81)
                                               ------------
    Net Unrealized Depreciation                                    (14,966)
                                                              -------------
       Net Gain                                                    134,399
                                                              -------------
Increase in Net Assets from Operations                           $ 149,216
                                                              =============


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                               (Unaudited)
                                                Six months
                                                  ended        Year ended
(in thousands)                                   April 30      October 31
                                               ------------   -------------
INCREASE (DECREASE) IN NET ASSETS                 1999            1998
Operations:
Net investment income                        $      14,817    $     31,133
Net realized gain                                  149,365          75,037
Net unrealized appreciation (depreciation)         (14,966)         23,397
                                               ------------   -------------
    Net Increase from Operations                   149,216         129,567
Distributions:
From net investment income - Class A               (10,451)        (22,321)
From net realized gains - Class A                  (39,280)       (118,280)
From net investment income - Class B                (4,886)         (9,895)
From net realized gains - Class B                  (27,841)        (75,040)
From net investment income - Class C                   (47)            (55)
From net realized gains - Class C                     (246)            (96)
From net investment income - Class Z                  (274)           (497)
From net realized gains - Class Z                     (931)         (2,159)
                                               ------------   -------------
                                                    65,260         (98,776)
                                               ------------   -------------
Fund Share Transactions:
Receipts for shares sold - Class A                  38,055          95,978
Value of distributions reinvested - Class A         45,029         127,684
Cost of shares repurchased - Class A               (76,214)       (142,405)
                                               ------------   -------------
                                                     6,870          81,257
                                               ------------   -------------
Receipts for shares sold - Class B                  87,379         133,497
Value of distributions reinvested - Class B         31,088          80,373
Cost of shares repurchased - Class B               (72,778)        (99,137)
                                               ------------   -------------
                                                    45,689         114,733
                                               ------------   -------------
Receipts for shares sold - Class C                   2,857           5,810
Value of distributions reinvested - Class C            282             148
Cost of shares repurchased - Class C                  (689)           (939)
                                               ------------   -------------
                                                     2,450           5,019
                                               ------------   -------------
Receipts for shares sold - Class Z                   1,411           5,265
Value of distributions reinvested - Class Z            729           2,656
Cost of shares repurchased - Class Z                (3,094)           (632)
                                               ------------   -------------
                                                      (954)          7,289
                                               ------------   -------------
Net Increase from Fund Share
  Transactions                                      54,055         208,298
                                               ------------   -------------
        Total Increase                             119,315         109,522
NET ASSETS
Beginning of period                              1,617,851       1,508,329
                                               ------------   -------------
End of period (net of overdistributed and
  including undistributed net investment
  income of $445 and $369, respectively)     $   1,737,166       1,617,851
                                               ===========    =============


See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                               (Unaudited)
                                                Six months
                                                  ended        Year ended
(in thousands)                                   April 30      October 31
                                               ------------   -------------
NUMBER OF FUND SHARES                             1999            1998

Sold - Class A                                       3,574           8,982
Issued for distributions reinvested - Class A        4,369          12,752
Repurchased - Class A                               (7,163)        (13,405)
                                               ------------   -------------
                                                       780           8,329
                                               ------------   -------------
Sold - Class B                                       8,245          12,597
Issued for distributions reinvested - Class B        3,022           8,054
Repurchased - Class B                               (6,857)         (9,418)
                                               ------------   -------------
                                                     4,410          11,233
                                               ------------   -------------
Sold - Class C                                         271             546
Issued for distributions reinvested - Class C           27              14
Repurchased - Class C                                  (65)            (90)
                                               ------------   -------------
                                                       233             470
                                               ------------   -------------
Sold - Class Z                                         134             489
Issued for distributions reinvested - Class Z           71             265
Repurchased - Class Z                                 (290)            (61)
                                               ------------   -------------
                                                       (85)            693
                                               ------------   -------------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1999 (UNAUDITED)


NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of The Colonial Fund (the Fund), a series of Liberty Trust III, formerly Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................
Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and capital growth and secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distribution to shareholders: Distributions to shareholders are recorded on the ex-date.

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
 ................................................................................
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------

costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

          Average Net Assets            Annual Fee Rate
          ---------------------   ------------------------
          First $1 billion                   0.55%
          Over $1 billion                    0.50%

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

          Average Net Assets            Annual Fee Rate
          ---------------------   ------------------------
          First $50 million                No charge
          Next $950 million                 0.035%
          Next $1 billion                   0.025%
          Next $1 billion                   0.015%
          Over $3 billion                   0.001%

Transfer agent fee: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended April 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $81,759 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,007, $695,991 and $1,384 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. The plan also requires the payment of a service fee to the Distributor on Class A, Class B and Class C shares as follows:

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
 ................................................................................

       Value of shares                  Annual
 outstanding on the 20th of              Fee
each month which were issued             Rate
----------------------------           -------
  Prior to April 1, 1989                 0.15%
 On or after April 1, 1989               0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ................................................................................

Investment activity: During the six months ended April 30, 1999, purchases and sales of investments, other than short-term obligations, were $594,515,410 and $630,121,093, of which $204,473,748 and $167,485,750, respectively, were U.S.
government securities.

Unrealized appreciation (depreciation) at April 30, 1999, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation     $398,776,754
Gross unrealized depreciation      (41,691,538)
                                  -------------
     Net unrealized appreciation  $357,085,216
                                  =============

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
 ................................................................................

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1999.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                      Six months ended April 30
                         --------------------------------------------------
                                               1999
                          Class A      Class B      Class C       Class Z
                         -----------  -----------  -----------   ----------
Net asset value -
   Beginning of period     $ 10.380     $ 10.360     $ 10.350     $ 10.390
                         -----------  -----------  -----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                  0.108        0.068        0.069        0.121
Net realized and
unrealized gain               0.845        0.835        0.845        0.844
                         -----------  -----------  -----------   ----------
   Total from Investment
      Operations              0.953        0.903        0.914        0.965
                         -----------  -----------  -----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                     (0.115)      (0.075)      (0.076)      (0.127)
From net
realized gains               (0.438)      (0.438)      (0.438)      (0.438)
                         -----------  -----------  -----------   ----------
 Total Distributions
  Declared to
  Shareholders               (0.553)      (0.513)      (0.514)      (0.565)
                         -----------  -----------  -----------   ----------
Net asset value -
  End of period            $ 10.780     $ 10.750     $ 10.750     $ 10.790
                         ===========  ===========  ===========   ==========
Total return (b)(c)           9.44%        8.95%        9.07%        9.57%
                         ===========  ===========  ===========   ==========
RATIOS TO AVERAGE NET ASSETS
Expenses (d)(e)               1.11%        1.87%        1.87%        0.87%
Net investment
  income (d)(e)               2.04%        1.28%        1.28%        2.28%
Portfolio turnover (c)          35%          35%          35%          35%
Net assets at end
of period (000)            $980,938     $725,852       $8,216      $22,160

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Annualized

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended October 31
                         -------------------------------------------------------
                                                 1998
                          Class A        Class B       Class C        Class Z
                         ----------     ----------    -----------    -----------
Net asset value -         $ 11.160       $ 11.140       $ 11.150       $ 11.170
   Beginning of period   ----------     ----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                 0.235          0.156          0.157          0.261
Net realized and
unrealized gain (loss)       0.685          0.682          0.676          0.685
                         ----------     ----------    -----------    -----------
   Total from Investment
      Operations             0.920          0.838          0.833          0.946
                         ----------     ----------    -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                    (0.250)        (0.168)        (0.183)        (0.276)
From net
realized gains              (1.450)        (1.450)        (1.450)        (1.450)
                         ----------     ----------    -----------    -----------
 Total Distributions
  Declared to
  Shareholders              (1.700)        (1.618)        (1.633)        (1.726)
                         ----------     ----------    -----------    -----------
Net asset value -
  End of period           $ 10.380       $ 10.360       $ 10.350       $ 10.390
                         ==========     ==========    ===========    ===========
Total return (d)             9.08%          8.27%          8.21%          9.35%
                         ==========     ==========    ===========    ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                 1.12%          1.87%          1.87%          0.88%
Net investment
  income (f)                 2.22%          1.47%          1.47%          2.46%
Portfolio turnover (c)         69%            69%            69%            69%
Net assets at end
of period (000)           $936,639       $653,476         $5,501        $22,235


(a) Per share data was calculated using average shares outstanding during the period.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

              Year ended October 31
--------------------------------------------------
                       1997
 Class A      Class B     Class C (b)    Class Z
-----------  -----------  -----------   ----------

  $  9.490     $  9.480     $ 11.320      $ 9.500
-----------  -----------  -----------   ----------


     0.160        0.081        0.199        0.184

     2.225        2.217       (0.345)(d)    2.225
-----------  -----------  -----------   ----------

     2.385        2.298       (0.146)       2.409
-----------  -----------  -----------   ----------


    (0.147)      (0.070)      (0.024)      (0.171)

    (0.568)      (0.568)        -          (0.568)
-----------  -----------  -----------   ----------


    (0.715)      (0.638)      (0.024)      (0.739)
-----------  -----------  -----------   ----------

  $ 11.160     $ 11.140     $ 11.150     $ 11.170
===========  ===========  ===========   ==========
    26.83%       25.81%      (1.30)% (e)   27.10%
===========  ===========  ===========   ==========

     1.14%        1.89%        1.86% (g)    0.90%

     1.56%        0.81%        1.01% (g)    1.80%
       71%          71%          71%          71%

  $913,956     $577,539         $676      $16,158


(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                 Year ended October 31
                         -----------------------------------
                                        1996
                          Class A      Class B     Class Z
                         -----------  ----------  ----------
Net asset value -           $ 8.940     $ 8.930     $ 8.940
                         -----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                  0.165       0.097       0.186
Net realized and
unrealized gain (loss)        1.183       1.182       1.192
                         -----------  ----------  ----------
   Total from Investment
      Operations              1.348       1.279       1.378
                         -----------  ----------  ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                     (0.162)     (0.093)     (0.182)
From net
realized gains               (0.636)     (0.636)     (0.636)
                         -----------  ----------  ----------
 Total Distributions
  Declared to
  Shareholders               (0.798)     (0.729)     (0.818)
                         -----------  ----------  ----------
Net asset value -
  End of period             $ 9.490     $ 9.480     $ 9.500
                         ===========  ==========  ===========
Total return (c)             16.11%      15.27%      16.50%
                         ===========  ==========  ===========
RATIOS TO AVERAGE NET ASSETS
Expenses                      1.15%(e)    1.90%(e)    0.91%(e)
Net investment
  income                      1.82%(e)    1.07%(e)    2.06%(e)
Portfolio turnover              38%         38%         38%
Net assets at end
of period (000)            $759,409    $453,468     $13,555


(a) Per share data was calculated using average shares outstanding during the period.
(b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                         Year ended October 31
-------------------------------------------------------------
               1995                                   1994
Class A       Class B      Class Z (b)    Class A    Class B
---------    ----------   -------------  ----------  --------

 $ 8.060       $ 8.050      $8.780         $ 8.410   $ 8.400
---------    ----------   ---------      ----------  --------


   0.200         0.137       0.041           0.171     0.109

   1.393         1.395       0.167          (0.116)   (0.111)
---------    ----------   ---------      ----------  --------

   1.593         1.532       0.208           0.055    (0.002)
---------    ----------   ---------      ----------  --------


  (0.212)       (0.151)     (0.048)         (0.160)   (0.103)

  (0.501)       (0.501)       -             (0.245)   (0.245)
---------    ----------   ---------      ----------  --------


  (0.713)       (0.652)     (0.048)         (0.405)   (0.348)
---------    ----------   ---------      ----------  --------

 $ 8.940       $ 8.930      $8.940         $ 8.060   $ 8.050
=========    ==========   =========      ==========  ========
  21.72%         20.84%      2.02% (d)       0.74%     (0.04)%
=========    ==========   =========      ==========  ========


   1.16% (e)     1.93% (e)   0.93% (e)(f)    1.14%     1.89%

   2.43% (e)     1.66% (e)   2.66% (e)(f)    2.07%     1.32%
     66%           66%         66%             54%       54%

$667,611      $353,831      $3,659        $555,275   $264,122

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

Easy Access to Your Money1: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1)Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                              BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............press 1

For account information .............................................press 2

To speak to a service representative ................................press 3

For yield and total return information ..............................press 4

For duplicate statements or new supply of checks ....................press 5

To order duplicate tax forms and year-end statements ................press 6
(February through May)

To review your options at any time during your call  ................press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for The Colonial Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Colonial Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of The Colonial Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the
 Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[Graphic: Liberty Shield (Head of Liberty)]

COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. (C)1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com                  TF-03/139H -0599 (6/99) 99/698

--------------------------------------------------------------------------------